                                                                EXHIBIT 10.(a).2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Annual Report of Partner Communications Company Ltd (the "Company") on Form 20-F for the period ending December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned hereby certify that to the best of our knowledge:

                  1.   The Report fully complies with the requirements of
Section 13(a) of the Securities Exchange Act of 1934; and

                  2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 14, 2003             /s/    AMIKAM COHEN
                                 ------------------------------
                                 Name:  Amikam Cohen
                                 Title: Chief Executive Officer

Date: March 14, 2003             /s/    ALAN GELMAN
                                 ------------------------------
                                 Name:  Alan Gelman
                                 Title: Chief Financial Officer